October 17, 2008

DREYFUS PREMIER SHORT-INTERMEDIATE MUNICIPAL BOND FUND SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 1, 2008

     The following information supersedes and replaces any contrary information contained in the section of the Statement of Additional Information entitled “Management Arrangements –Portfolio Management.”

The Fund’s primary portfolio manager is Douglas Gaylor.

Mr. Gaylor is employed by The Dreyfus Corporation (“Dreyfus”).

     The following information supersedes and replaces any contrary information contained in the section of the Statement of Additional Information entitled “Management Arrangements – Additional Information About Portfolio Managers.”

     The following table lists the number and types of other accounts advised by the primary portfolio manager, and assets under management in those accounts as of August 31, 2008:

	Registered
	Investment
Portfolio	Company	Assets	Pooled	Assets	Other	Assets
Manager	Accounts	Managed	Accounts	Managed	Accounts	Managed

Douglas Gaylor	6	$1.1 billion	0	0	0	0

None of the funds or accounts are subject to a performance-based advisory fee.

     The dollar range of Fund shares beneficially owned by the primary portfolio manager is as follows as of August 31, 2008:

Dollar Range of Fund
Portfolio Manager	Portfolio Name	Shares Beneficially Owned

Douglas Gaylor	Dreyfus Premier Short-Intermediate	None